UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  February 23, 2006
                                                  ------------------------------

                        CHINA DIGITAL COMMUNICATION GROUP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)
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       000-49715                                             91-2132336
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(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                         A-3. Xinglian Industrial Zone.
                   He Hua Ling Pingxin Road. Xin Nan. Ping Hua
                      Town. Longgang. Shenzhen China 51811
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


                                86-755-2698-3767
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      China Digital Communication Group (the "Company") announced that its board of directors has appointed Yu Xi Sun as President and as a Director, effective as of February 23, 2006. A copy of the press release announcing this appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      Ms. Sun, age 32, served as Vice President of Shenzhen E'Jenie Science and Technology Development Co., Ltd. from December 2004 to February 2006, Assistant President from September 2003 to December 2004 and Marketing Manager from May 2002 to August 2003. From January 2001 to April 2002 Ms. Sun was Marketing Director of the Eastern China Area at Shenzhen City Li Ke Energy Co., Ltd., and from July 1999 to December 2000 was Legal Counsel for Hubei Xing Yuan Battery Co., Ltd. Ms. Sun earned an M.S. in Law from Hubei University.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

      99.1  Press release dated February 27, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2006                   CHINA DIGITAL COMMUNICATION GROUP

                                       By    /s/ Changchun Zheng
                                             -----------------------------------
                                       Name:  Changchun Zheng
                                       Title: Chief Executive Officer